UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): February 26, 2014

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

16810 Kenton Drive, Suite 240, Huntersville North Carolina 28078

(Address of principal executive offices)

(704) 892-4442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Adam Procell, President and Chief Executive Officer of Lime Energy Co. (the “Company”), gave an interview to John Downey of the Charlotte Business Journal on February 26, 2014.  Mr. Downey agreed to keep the information in the interview confidential until 9:00 am February 28, 2014.    The Company understands that the Charlotte Business Journal will be publishing an article based on the interview on February 28, 2014.

A full transcript of the interview is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The Company undertakes no obligation to update the information discussed in the interview, except as may be required by law.  Please note that Mr. Procell’s reference in the interview to the judge’s acceptance of the settlement in the class action refers to the preliminary acceptance.  As previously disclosed, the settlement is subject to the court’s final approval, a hearing on which is scheduled for May 13, 2014.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this current report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this current report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including whether we are able to expand business under our existing utility contracts and win additional utility contracts, as well as those factors discussed in our Annual Report on Form 10-K, filed on July 31, 2013 with the SEC, which can be found at the SEC’s website www.sec.gov, each of which is specifically incorporated into this current report. Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Item 9.01                                                                           Financial Statements and Exhibits.

(d)                      Exhibits

99.1                                        Transcript of interview with the Charlotte Business Journal on February 26, 2014.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIME ENERGY CO.:

Dated: February 28, 2014	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz, Executive Vice President
Chief Financial Officer & Treasurer